                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K/A
             Current Report Pursuant to Section 13 or 15-(d) of the
                       Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 26, 1997

                             Eagle Bancshares, Inc.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Georgia                                           58-1640222
-----------------------------------------------------------------------------
 (STATE OR OTHER JURISDICTION OF                          (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                          IDENTIFICATION NO.)

                         Commission file number 0-14379
                         ------------------------------

  4305 Lynburn Drive, Tucker, Georgia                          30084-4441
----------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

                                 (770) 908-6690
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 Not Applicable
              ----------------------------------------------------
              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                         IF CHANGED SINCE LAST REPORT.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

GENERAL

On March 26, 1997 Eagle Bancshares, Inc. ("Eagle") acquired all of the outstanding shares of Southern Crescent Financial Corp ("SCFC") in accordance with the Agreement and Plan of Merger (the Merger Agreement) dated August 13, 1996. Simultaneously therewith, Southern Crescent Bank, a wholly owned commercial bank subsidiary of SCFC merged with and into Tucker Federal Bank, Eagle's wholly owned savings and loan association subsidiary. Eagle is the surviving corporation in the Merger and Tucker Federal Bank is the surviving entity in the bank merger and will remain a wholly owned savings association of Eagle. The merger will be accounted for as a pooling of interest.

NOTES

(1)      To eliminate SCFC Stock.
(2) To record the issuance of shares of Eagle Stock in exchange for all of the outstanding shares of SCFC Stock with the excess recorded as additional paid-in capital.
(3)      To eliminate the weighted average common shares of SCFC.
(4) To record the weighted average number of Eagle Stock issued in exchange for SCFC Stock.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
(b)  Proforma financial information

Proforma Combined Balance Sheet
 December 31, 1996
(Unaudited)
in thousands except per share data                                                                       Proforma
                                                           Eagle            SCFC         Adjustments     Combined
Assets:
Cash and amounts due from banks                            8,040            8,167                         16,207
Interest-bearing deposits                                    447            4,150                          4,597
Securities available for sale                             78,794           21,127                         99,921
Investment securities held to maturity                    60,407               --                         60,407
Loans held for sale                                       58,511               --                         58,511
Loans receivable, net                                    397,749           96,595                        494,344
Stock in Federal Home Loan Bank, at cost                   8,026               --                          8,026
Premises and equipment, net                               14,842            5,531                         20,373
Real estate held for development and sale                 26,785               --                         26,785
Real estate acquired in settlement of loans, net           1,642               --                          1,642
Accrued interest receivable                                4,804               --                          4,804
Deferred income taxes                                        725               --                            725
Other assets                                               5,394            4,491                          9,885
                                                         -------------------------------------------------------
  Total Assets                                           666,166          140,061                        806,227
                                                         -------------------------------------------------------
Liabilities and Stockholders' Equity

Liabilities:
Deposits                                                 415,105          124,729                        539,834
Advance payments by borrowers                              1,199               --                          1,199
FHLB advances and other borrowings                       167,513            3,130                        170,643
Drafts outstanding                                        16,831               --                         16,831
Accrued expenses and other liabilities                     7,519            2,394                          9,913
                                                         -------------------------------------------------------
  Total Liabilities                                      608,167          130,253                        738,420
                                                         -------------------------------------------------------

Stockholders' equity:
Common stock                                               4,854              838           (838)(1)       5,828
                                                                                             974 (2)
Additional paid-in capital                                28,331            6,488         (6,488)(1)      34,683
                                                                                           6,352 (2)
Retained earnings                                         27,029            2,502                         29,531
Net unrealized (loss) gain on securities                    (104)             (20)                          (124)
ESOP note payable                                         (1,000)              --                         (1,000)
Unamortized restricted stock                                 (35)              --                            (35)
Treasury stock at cost                                    (1,076)              --                         (1,076)
                                                         -------------------------------------------------------
  Total stockholders' equity                              57,999            9,808                         67,807
                                                         -------------------------------------------------------
  Total liabilities and stockholders' equity             666,166          140,061                        806,227
                                                         -------------------------------------------------------


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


Proforma Combined Balance Sheet
March 31, 1996
(Unaudited)
in thousands except per share data                                                                       Proforma
                                                           Eagle            SCFC        Adjustments      Combined
Assets:
Cash and amounts due from banks                            7,477            8,446                         15,923
Federal funds sold                                            --            3,550                          3,550
Interest-bearing deposits                                    339               99                            438
Securities available for sale                             79,512           26,476                        105,988
Investment securities held to maturity                    55,341               --                         55,341
Loans held for sale                                       92,552               --                         92,552
Loans receivable, net                                    334,505           76,338                        410,843
Stock in Federal Home Loan Bank, at cost                   8,565               --                          8,565
Premises and equipment, net                               11,033            5,124                         16,157
Real estate held for development and sale                 12,962               --                         12,962
Real estate acquired in settlement of loans, net             907              437                          1,344
Accrued interest receivable                                4,124              831                          4,955
Deferred income taxes                                        597               --                            597
Other assets                                               3,598            3,000                          6,598
                                                         -------------------------------------------------------
  Total Assets                                           611,512          124,301                        735,813
                                                         -------------------------------------------------------

Liabilities and Stockholders' Equity

Liabilities:
Deposits                                                 348,098          110,360                        458,458
Advance payments by borrowers                              1,511               --                          1,511
FHLB advances and other borrowings                       173,060            1,277                        174,337
Drafts outstanding                                        24,423               --                         24,423
Accrued expenses and other liabilities                     7,245            3,391                         10,636
                                                         -------------------------------------------------------
  Total Liabilities                                      554,337          115,028                        669,365
                                                         -------------------------------------------------------

Stockholders' equity:
Common stock                                               4,854              843           (843)(1)       5,834
                                                                                             980 (2)
Additional paid-in capital                                28,331            7,608         (7,608)(1)      35,802
                                                                                           7,471 (2)
Retained earnings                                         26,696              893                         27,589
Net unrealized (loss) gain on securities                    (495)             (24)                          (519)
ESOP note payable                                         (1,000)              --                         (1,000)
Unamortized restricted stock                                (135)              --                           (135)
Treasury stock at cost                                    (1,076)             (47)                        (1,123)
                                                         -------------------------------------------------------
  Total stockholders' equity                              57,175            9,273                         66,448
                                                         -------------------------------------------------------
  Total liabilities and stockholders' equity             611,512          124,301                        735,813
                                                         -------------------------------------------------------

Proforma Combined Condensed Statement of Income
For the nine months ended December 31, 1996
(Unaudited)
in thousands except per share data


                                      Eagle         SCFC        Adjustments        Proforma
                                                                                   Combined

Interest income                     $39,315        $8,456                           $47,771
Interest expense                     21,464         3,567                            25,031
                                    -------------------------------------------------------
Net interest income                  17,851         4,889                            22,740

Provision for loan losses             1,775            50                             1,825
                                    -------------------------------------------------------

Net interest income after
  provision for loan losses          16,076         4,839                            20,915

Noninterest income                    8,390           862                             9,252

Noninterest expense                  21,456         3,667                            25,123
                                    -------------------------------------------------------

Income before income taxes            3,010         2,034                             5,044

Income tax expense                      627           912                             1,539
                                    -------------------------------------------------------

Net income                          $ 2,383        $1,122                           $ 3,505
                                    -------------------------------------------------------

Net income per common share:
  Primary                           $  0.52        $ 1.28                           $  0.63
  Fully diluted                     $  0.52        $ 1.28                           $  0.63
Average common shares:
  outstanding
  Primary                             4,552           876           (876)(3)          5,532
                                                                     980 (4)
  Fully diluted                       4,552           876           (876)(3)          5,532
                                                                     980 (4)


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


Proforma Combined Condensed Statement of Income
For the nine months ended December 31, 1995
(Unaudited)
in thousands except per share data


                                    Eagle          SCFC        Adjustments         Proforma
                                                                                   Combined

Interest income                    $31,563        $7,085                           $38,648
Interest expense                    17,992         3,085                            21,077
                                   -------------------------------------------------------
Net interest income                 13,571         4,000                            17,571

Provision for loan losses              363            --                               363
                                   -------------------------------------------------------

Net interest income after
  provision for loan losses         13,208         4,000                            17,208

Noninterest income                   7,063           759                             7,822

Noninterest expense                 14,686         3,379                            18,065

Income before income taxes           5,585         1,380                             6,965

Income tax expense                   1,825           436                             2,261
                                   -------------------------------------------------------

Net income                         $ 3,760        $  944                           $ 4,704
                                   -------------------------------------------------------

Net income per common share
  Primary                          $  1.18        $ 1.08                           $  1.13
  Fully diluted                    $  1.18        $ 1.08                           $  1.13
Average common shares
  outstanding
  Primary                            3,186           876           (876)(3)          4,166
                                                                    980 (4)
  Fully diluted                      3,186           876           (876)(3)          4,166
                                                                    980 (4)


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

Proforma Combined Condensed Statement of Income
Year Ended March 31, 1996
(Unaudited)
 in thousands except per share data


                                     Eagle          SCFC    Adjustments          Proforma
                                                                                 Combined

Interest income                     $43,100        $9,525                        $52,625
Interest expense                     24,607         4,214                         28,821
                                    ----------------------------------------------------
Net interest income                  18,493         5,311                         23,804

Provision for loan losses             1,000            --                          1,000
                                    ----------------------------------------------------

Net interest income after
  provision for loan losses          17,493         5,311                         22,804

Noninterest income                   10,044         1,023                         11,067

Noninterest expense                  20,121         4,561                         24,682
                                    ----------------------------------------------------

Income before income taxes            7,416         1,773                          9,189

Income tax expense                    2,396           574                          2,970
                                    ----------------------------------------------------

Net income                          $ 5,020        $1,199                        $ 6,219
                                    ----------------------------------------------------

Net income per common share:
  Primary                           $  1.53        $ 1.36                        $  1.40
  Fully diluted                     $  1.53        $ 1.36                        $  1.40
Average common shares
  outstanding:
  Primary                             3,278           879        (879)(3)          4,436
                                                                1,158 (4)
  Fully diluted                       3,278           879        (879)(3)          4,440
                                                                1,162 (4)


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


Proforma Combined Condensed Statement of Income
Year Ended March 31, 1995
(Unaudited)
in thousands except per share data


                                    Eagle          SCFC         Adjustments         Proforma
                                                                                    Combined

Interest income                    $32,342        $7,276                            $39,618
Interest expense                    15,631         2,871                             18,502
                                   --------------------------------------------------------
Net interest income                 16,711         4,405                             21,116

Provision for loan losses              643            --                                643
                                   --------------------------------------------------------

Net interest income after
  provision for loan losses         16,068         4,405                             20,473

Noninterest income                   6,347         1,116                              7,463

Noninterest expense                 16,035         4,311                             20,346
                                   --------------------------------------------------------

Income before income taxes           6,380         1,210                              7,590

Income tax expense                   2,279           431                              2,710
                                   --------------------------------------------------------

Net income                         $ 4,101        $  779                            $ 4,880
                                   --------------------------------------------------------

Net income per common share
  Primary                          $  1.34        $ 0.89                            $  1.16
  Fully diluted                    $  1.34        $ 0.89                            $  1.16
Average common shares
  outstanding
  Primary                            3,059           876            (876)(3)          4,217
                                                                   1,158 (4)
  Fully diluted                      3,059           876            (876)(3)          4,221
                                                                   1,162 (4)

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

Proforma Combined Condensed Statement of Income
Year Ended March 31, 1994
(Unaudited)
in thousands except per share
data


                                        Eagle           SCFC          Adjustments         Proforma
                                                                                          Combined

Interest income                       $ 27,529         $4,497                            $ 32,026
Interest expense                        12,532          1,744                              14,276
                                      -----------------------------------------------------------
Net interest income                     14,997          2,753                              17,750

Provision for loan losses                1,000             34                               1,034
                                      -----------------------------------------------------------

Net interest income after
  provision for loan losses             13,997          2,719                              16,716

Noninterest income                       9,250            734                               9,984

Noninterest expense                     14,740          3,006                              17,746
                                      -----------------------------------------------------------

Income before income taxes               8,507            447                               8,954

Income tax expense                       3,189            196                               3,385
                                      -----------------------------------------------------------

Income before extraordinary
item and cumulative effect of
change in accounting principle           5,318            251                               5,569
                                      -----------------------------------------------------------

Extraordinary item                        (427)            --                                (427)

Cumulative effect of change in
accounting for income tax                  320             --                                 320

Net income                            $  5,211         $  251                            $  5,462
                                      -----------------------------------------------------------

Net income per common share
  Primary                             $   1.70         $ 0.33                            $   1.29
  Fully diluted                       $   1.70         $ 0.33                            $   1.29
Average common shares
  outstanding
  Primary                                3,060            760            (760)(3)           4,218
                                                                        1,158 (4)
  Fully diluted                          3,060            760            (760)(3)           4,222
                                                                        1,162 (4)



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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          EAGLE BANCSHARES, INC.
                                               (Registrant)


Date:  May 22, 1997                        /s/ C. Jere Sechler, Jr.
                                          ------------------------------------
                                          C. Jere Sechler, Jr.
                                          Chairman of the Board, President and
                                          Principal Executive Officer



         Pursuant to the requirements of the Securities Act of 1934, this report has been signed below by the following persons on behalf of the Registrant in the capacities and on the dates indicated.





Date:  May 22, 1997                        /s/ Richard B. Inman, Jr.
                                          ---------------------------------
                                          Richard B. Inman, Jr.
                                          Director, Secretary and Treasurer



Date:  May 22, 1997                        /s/ C. Jere Sechler, Jr.
                                          -----------------------------------
                                          C. Jere Sechler, Jr.
                                          Chairman of the Board and President



Date:  May 22, 1997                        /s/ LuAnn Durden
                                          -----------------------
                                          LuAnn Durden
                                          Chief Financial Officer



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